UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

AmerInst Insurance Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-28249	98-0207447
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

c/o Citadel Management Bermuda Limited

25 Church Street, Continental Building

P.O. Box HM 1601, Hamilton, Bermuda HMGX

(Address of Principal Executive Office) (Zip Code)

(441) 295-6015

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

AMERINST INSURANCE GROUP, LTD.

FORM 8-K

CURRENT REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual general meeting (the “Annual Meeting”) of Amerinst Insurance Group Ltd. (the “Registrant”) was held on June 6, 2019. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. There were no solicitations in opposition to management’s solicitations. As of the record date for the Annual Meeting, there were 995,253 shares outstanding and entitled to vote on each of the proposals considered at the Annual Meeting. The following summarizes all matters voted on by the Registrant’s shareholders at the Annual Meeting:

1.	To consider and act upon the nomination of each of Stuart H. Grayston, Jerome A. Harris, and David N. Thompson for election as a director with a three-year term;

2.	To consider and approve a nonbinding advisory proposal on executive compensation;

3.	To consider and approve a nonbinding advisory vote on the frequency of the advisory vote on executive compensation; and

4.	To ratify the appointment of Deloitte Ltd. as the Registrant’s independent auditor for fiscal year 2019.

The following is a summary of the voting results for each matter presented to the Registrant’s shareholders at the Annual Meeting:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Stuart H. Grayston	547,766	9,233	—
Jerome A. Harris	547,566	9,433
David N. Thompson	548,283	8,716

Nonbinding Advisory Vote on Executive Compensation

Votes For	Votes Against	Votes Abstained
519,784	25,470	11,745

Nonbinding Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

1 Year	2 Years	3 Years	Votes Abstained
22,214	8,384	510,098	16,303

Ratification of the Appointment of Deloitte Ltd.

Votes For	Votes Against	Votes Abstained
538,038	16,842	2,119

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERINST INSURANCE GROUP, LTD.

By:	/s/ Irvin F. Diamond
Irvin F. Diamond Chairman of the Board

Date: June 12, 2019